INVESTMENT STOCK PURCHASE AGREEMENT

        This Stock Purchase Agreement (Agreement) dated to be effective December 23, 1999 between Go Call Inc. (GO), and Madison Holdings, Inc., a Nevada Corporation (Madison). The parties acknowledge that this Agreement is irrevocable and all matters requiring additional documentation are for the benefit of Madison.

                                    RECITALS
                                    --------

        The following recitals are an integral and inseparable part of this Agreement.

        A. Go wishes to sell to Madison 500,000 shares of GO stock for two Notes in the amounts of $125,000 each. (Exhibit A)

        B.   Madison wishes to acquire said shares.


        C. Madison will simultaneously transfer 250,000 shares immediately to liquidate certain obligation of an affiliate of Madison. (Exhibit B)

        Therefore, for the mutual agreement and other valuable consideration the sufficiency and receipt of which are hereby acknowledged the parties agree as follows:

        A.   Note for Common Stock.
             ----------------------

             Madison hereby agrees to provide GO with two promissory notes in the amount of $125,000 in exchange for 500,000 shares of GO stock.

        B.   Transfer of GO Stock.
             ---------------------

             The parties have agreed that 250,000 shares of the GO stock have been transferred pursuant to Exhibit B. Other than the above transfer, Madison agrees not to sell, transfer or otherwise hypothecate its GO stock until and unless the Notes at Exhibit A are paid in full.

        C.   Miscellaneous Provisions.
             -------------------------

             1. PARAGRAPH HEADINGS: The paragraph headings used herein are only for ease of reference and do not control the meaning or effect of any provisions of this Agreement.

             2. JURISDICTION: This Agreement shall be governed, interpreted and enforced under the laws of the State of California.

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

             3. SEVERABILITY: If any provision(s) of this Agreement shall be invalid or unenforceable as a matter of law, the other provisions hereof shall continue in full force and effect.

             4. ARBITRATION: Any dispute arising from or relating to this Agreement that cannot be resolved by the parties themselves shall be submitted for binding arbitration by a panel under the auspices of the American Arbitration Association in Los Angeles, California. It is expressly agreed that punitive damages shall not be awarded to either party. The prevailing party shall be entitled to recover its attorney's fees and other costs from the other party. The outcome of any such arbitration may be entered as a final judgment in any court of competent jurisdiction.

             5. CONFIDENTIALITY. The existence and contents of the Agreement shall be held in the strictest confidence by the parties until and unless approved in writing by a duly authorized officer of each party or as otherwise required by law.

             6. ENTIRE AGREEMENT: Upon full execution of this Agreement, the resulting agreement shall be the one and only agreement between the parties, and may only be modified by written amendment(s) executed by duly authorized officers of the parties. This Agreement supersedes any and all other agreements previously entered into by the parties concerning the subject matter containing herein.

             7. ASSIGNMENT: neither party may assign this Agreement with the prior written approval of the other.

             8. REVIEW BY LEGAL COUNSEL: Each party represents it has had the opportunity to consult with legal counsel of its own choosing and has consulted with said legal counsel prior to executing this Agreement.


By MADISON HOLDINGS, INC.
A Nevada Corporation

By:  /s/ signature                                     /s/ 12/23/99
-------------------------                              -------------------------
President                                              Date


GO CALL, INC.
A Delaware Corporation

By:  /s/ Michael Ruge                                  /s/ 12/23/99
-------------------------                              -------------------------
Michael Ruge                                           Date
Chief Executive Office

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

                                PROMISSORY NOTE


$125,000.00

        FOR VALUE RECEIVED, the undersigned, ACS Financial, Inc., a
California Corporation ("Payor"), promises to pay to Go-Call, Inc. ("Payee") the amount of One Hundred and Twenty Five Thousand Dollars ($125,000), payable 60 months from the date hereof.

        This note shall bear interest at a rate of 5% per annum payable in lawfull money of the United States of America at such address as may be designated by payee, payable upon the due date of this note.

        This note may be prepaid at any time in whole or from time to time in part prior to its maturity without fee or penalty.

        Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived. This note shall be governed by and construed in accordance with the laws of the state of California, and enforced therein.

Effective Date:

December 23, 1999

                                            ACS Financial, Inc.
                                            a California Corporation


                                            By: /s/ signature
                                            -------------------------
                                            President


                                            Date: 12/23/99
                                            -------------------------

                                 PROMISSORY NOTE


$125,000.00

         FOR VALUE RECEIVED, the undersigned, Madison Holdings. Inc., a California Corporation ("Payor"), promises to pay to Go-Call, Inc. ("Payee") the amount of One Hundred and Twenty Five Thousand Dollars ($125,000), payable 60 months from the date.

        This note shall bear interest at a rate of 5% per annum payable in lawful money of the United States of America at such address as may be designated by payee, payable upon the due date of this note.

        This note may be prepaid at any time in whole or from time to time in part prior to its maturity without fee or penalty.

        Presentment for payment, notice of dishonor, protest and notice of protest are hereby waived. This note shall be governed by and construed in accordance with the laws of the state of California, and enforced therein.

Effective Date:

December 23, 1999

                                            Madison Holdings, Inc.
                                            a Nevada Corporation


                                            By: /s/ signature
                                            -------------------------
                                            President


                                            Date:  12/23/99
                                            -------------------------